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                                                                   EXHIBIT 10.51

                                 FIRST AMENDMENT
                                       TO
                            SERIES 2001-1 SUPPLEMENT

        THIS FIRST AMENDMENT, dated as of December 21, 2001, is by and among GENERAL CABLE CAPITAL FUNDING, INC., a Delaware corporation (the "Issuer"); GENERAL CABLE INDUSTRIES, INC. (the "GCC"), a Delaware corporation; and JPMORGAN CHASE BANK, formerly known as The Chase Manahttan Bank, solely in its capacity as trustee (the "Trustee").

                                   BACKGROUND

        A. The Issuer, GCC and the Trustee entered into a certain Master Pooling and Servicing Agreement, dated as of May 9, 2001 (the "Pooling Agreement"), with respect to the securitization of trade receivables. Capitalized terms used in this First Amendment and not otherwise defined in this First Amendment have the meanings ascribed to them in the Pooling Agreement.

        B. The Pooling Agreement was supplemented by the Series 2001-VFC Supplement and the Series 2001-1 Supplement, each dated as of May 9, 2001.

        C. In accordance with Section 8.5 of the Series 2001-1 Supplement and Section 11.1 of the Pooling Agreement, the parties have determined to amend the Series 2001-1 Supplement as provided in this First Amendment.

        D. Pursuant to Section 11.1(d) of the Pooling Agreement, the Issuer has delivered a copy of this First Amendment to each Agent identified therein at least five days prior to the execution and delivery of this First Amendment.

        E. Effectiveness of this First Amendment is conditioned upon (i) consent of Investor Certificateholders in accordance with Section 11.1(b) of the Pooling Agreement and (ii) satisfaction of the Rating Agency Condition in accordance with Section 11.1(f) of the Pooling Agreement.

                                   AMENDMENTS

        Now, therefore, with the intention of being legally bound by this First Amendment, the parties hereby agree as follows:

        1. Section 2.6 of the Series 2001-1 is hereby amended to replace the dollar amount $100,000,000 in both places at which it appears in Section 2.6 with the dollar amount $80,000,000, such that Section 2.6 shall read as follows:

                If as of the last day of any period of three consecutive Settlement Periods the daily average excess during such period of the Series 2001-1 Invested Amount over the Series 2001-1 Adjusted

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        Invested Amount equals or exceeds the Reduction Threshold as determined by the Master Servicer, a portion of the Class A Invested Amount and the Class B Invested Amount shall be repaid (a "Reduction"), by causing the Trustee to distribute to the Term Certificateholders an amount (the "Reduction Amount") equal to the lesser of: the smallest amount of such excess existing during all three such Settlement Periods rounded down to the nearest $1,000,000, or the amount which would reduce the Series 2001-1 Invested Amount to $80,000,000. In no event shall a Reduction be made in an amount which would cause the Series 2001-1 Invested Amount to be reduced below $80,000,000. The Master Servicer shall direct the Trustee in writing to make such distribution and shall specify the amount of the Reduction to be distributed as specified below. The distribution of the Reduction Amount shall be made to the Term Certificateholders pro rata based on the Initial Invested Amount of each Class, from the funds on deposit in the Series 2001-1 Principal Collection Sub-subaccount on the immediately succeeding Distribution Date (a "Special Distribution Date"); provided that no Early Amortization Event or Potential Early Amortization Event (other than pursuant to clauses (b), (c) and (d) of Section 5.1 hereof) has occurred and is continuing and the Master Servicer shall have given the Trustee written notice of such Reduction and the related Reduction Amount (which amount shall not exceed the available funds on deposit in the Series 2001-1 Principal Collection Sub-subaccount as of the date of such notice) at least five Business Days prior to the related Special Distribution Date setting forth the amount of such Reduction and, in the case of such notice to the Trustee, instructions not to distribute to the Company any amounts pursuant to subsection 3.3(c)(i) until the condition set forth in the second proviso in such subsection is satisfied.

        2. This First Amendment shall be construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                   {SIGNATURE PAGE TO FIRST AMENDMENT FOLLOWS}

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        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee
have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           GENERAL CABLE CAPITAL FUNDING, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           GENERAL CABLE INDUSTRIES, INC.,
                                           as Master Servicer


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

                                           JPMORGAN CHASE BANK, formerly
                                           known as THE CHASE MANHATTAN
                                           BANK, not in its individual
                                           capacity but solely as Trustee


                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:


       {SIGNATURE PAGE TO FIRST AMENDMENT TO SUPPLEMENT TO MASTER POOLING
                            AND SERVICING AGREEMENT}